SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 4, 2018

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

5930 Balsom Ridge Road

        Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

                                   (828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets

On May 4, 2018, Air T, Inc. (the “Company”) completed the acquisition of substantially all of the assets (the “WAV Assets”) of Worthington Aviation Parts, Inc., a Minnesota corporation (“Worthington”), and assumed certain liabilities (the “WAV Liabilities”) of Worthington (the “Transaction”), in each case pursuant to the Asset Purchase Agreement (the “Purchase Agreement”), dated as of April 6, 2018, by and among the Company, Worthington, and Churchill Industries, Inc., as guarantor of Worthington’s obligations as disclosed in the Purchase Agreement.

Worthington is primarily engaged in the business of operating, distributing and selling airplane and aviation parts along with repair services. The Company agreed to acquire the WAV Assets and WAV Liabilities in exchange for payment to Worthington of $50,000 as earnest money upon execution of the Agreement and a cash payment of $3,400,000 (the “Cash Purchase Price”) upon closing, subject to adjustment for Worthington’s net working capital as of the closing date. In connection with Amendment No. 2 to the Asset Purchase Agreement, dated May 2, 2018, the Cash Purchase Price was reduced by $100,000 to $3,300,000.

The above discussion of the Transaction and the Purchase Agreement are qualified in their entirety by reference to the Purchase Agreement and related amendments, attached hereto as Exhibits 10.1, 10.2 and 10.3, each of which are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

We intend to file by amendment the required historical financial statements of Worthington not later than 71 calendar days after the date that this Form 8-K was required to be filed.

(b)	Pro Forma Financial Information

We intend to file by amendment the required pro forma financial information reflecting the acquisition of Worthington interests not later than 71 calendar days after the date the Worthington Form 8-K was required to be filed.

(d)	Exhibits

Exhibit No.	Description
10.1

Asset Purchase Agreement by and among Air T, Inc., Worthington Aviation Parts, Inc., and Churchill Industries, Inc., dated as of April 6, 2018. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Air T, Inc. on April 12, 2018)

10.2	Amendment No. 1 to Asset Purchase Agreement by and among Air T, Inc., Worthington Aviation, LLC, Worthington Aviation Parts, Inc., and Churchill Industries, Inc., dated as of April 27, 2018.

10.3	Amendment No. 2 to Asset Purchase Agreement by and among Air T, Inc., Worthington Aviation, LLC, Worthington Aviation Parts, Inc., and Churchill Industries, Inc., dated as of May 2, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2018	AIR T, INC.

	By:	/s/ Nick Swenson
	Name:	Nick Swenson
	Title:	Chief Executive Officer

AIR T, INC.

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
10.1	Asset Purchase Agreement by and among Air T, Inc., Worthington Aviation Parts, Inc., and Churchill Industries, Inc., dated as of April 6, 2018.	Incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Air T, Inc. on April 12, 2018.

10.2	Amendment No. 1 to Asset Purchase Agreement by and among Air T, Inc., Worthington Aviation, LLC, Worthington Aviation Parts, Inc., and Churchill Industries, Inc., dated as of April 27, 2018.	Filed electronically herewith

10.3	Amendment No. 2 to Asset Purchase Agreement by and among Air T, Inc., Worthington Aviation, LLC, Worthington Aviation Parts, Inc., and Churchill Industries, Inc., dated as of May 2, 2018.	Filed electronically herewith

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